Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Research and development expenses
Expenses incurred	$ 1,178	$ 2,061
Less- government grants	(468)
Research and development expenses, net	710	2,061
Marketing expenses	220	822
General and administrative expenses	1,011	2,028
Total operating loss	1,941	4,911
Other income	(48)
Financial expenses (income), net	6	(2)
Loss for the year	$ 1,899	$ 4,909
Loss per share
Basic loss per common stock	$ (0.03)	$ (0.07)
Dilutive loss per common stock	$ (0.03)	$ (0.07)